                                                                   EXHIBIT 10.13

                                THERMATRIX INC.

                            FIRST AMENDMENT TO THE
                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

     This Amendment to the Amended and Restated Loan and Security Agreement, dated as of March 18, 1998, (the "Amendment"), is entered into by and between THERMATRIX INC. ("Borrower") and VENTURE BANKING GROUP, A DIVISION OF CUPERTINO NATIONAL BANK ("Bank"). Capitalized terms used herein without definition shall have the same meanings as is given to them in the Agreement (defined below).

                                   RECITALS
                                   --------

     A. The Borrower and the Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 21, 1998, (as amended or modified from time to time, the "Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money.

     B. Borrower has requested certain modification(s) to the Agreement, and desires that the Bank amend the Agreement upon the terms and conditions more fully set forth herein.

     C. Subject to the representations and warranties of the Borrower herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to amend the Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. THE BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

          (a) the execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Amended and Restated Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect; and

          (b) immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default that has not been disclosed to Bank.

     SECTION 2.  AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

          2.1 Section 6.3 entitled Financial Statements, Reports, Certificates, is hereby amended to include the following paragraph:

          "Borrower shall deliver to Bank with the quarterly financial statements a Backlog Report".

          2.2 Section 6.10 entitled Tangible Net Worth, is hereby deleted and amended to read in its entirety as follows:

          "6.10  Tangible Net Worth.  Borrower shall maintain a Tangible Net
                 ------------------
Worth of not less than $7,500,000 for the fiscal quarter ending March 31, 1998, not less than $7,500,000 for the fiscal quarter ending June 30, 1998, not less than $7,000,000 for the fiscal quarter ending September 31, 1998, or not less than $5,800,000 for the fiscal quarter ending December 31, 1998".

          2.3 Section 6.11 entitled Profitability, is hereby deleted and amended to read in its entirety as follows:

          "6.11  Profitability.  Borrower shall not suffer a loss in excess of
                 -------------
$1,550,000 for the fiscal quarter ending March 31, 1998, a loss in excess of $1,500,000 for the fiscal quarter ending June 30, 1998, a loss in excess of $1,500,000 for the fiscal quarter ending September 30, 1998, or a loss in excess of $1,750,000 for the fiscal quarter ending December 31, 1998. Borrower shall be profitable for each fiscal quarter thereafter".

          2.4    Exhibit E to the Agreement is replaced with Exhibit E hereto.
                 ---------                                   ---------

     SECTION 3.  LIMITATION.  The amendments and waivers set forth in this
                 ----------
Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

     SECTION 4.  EFFECTIVENESS.  This Amendment shall become effective upon:

          (1) The execution and delivery of a copy hereof by Borrower to the Bank; and

          (2) Bank shall have received, in form and substance satisfactory to Bank, such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     SECTION 5. RELEASE AND WAIVER. BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

     SECTION 6.  COUNTERPARTS.  This Amendment may be signed in any number of
                 ------------
counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THERMATRIX INC.                         VENTURE BANKING GROUP, a division of
                                        Cupertino National Bank

By:    /s/ Barbara Krimsky              By:    /s/ J. Schellenberg
      ---------------------------             -------------------------------

Title:  VP, Finance & Administration    Title: Account Officer
      ---------------------------             -------------------------------

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

                                   EXHIBIT E
                            COMPLIANCE CERTIFICATE

TO:    Venture Banking Group

FROM:  Thermatrix Inc.

     The undersigned authorized officer of Thermatrix Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

          Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                      Required                      Complies
     ------------------                      --------                      --------
     Quarterly financial statements          Quarterly within 45 days      Yes  No
     Quarterly Backlog Report                Quarterly within 45 days      Yes  No
     Annual CPA Audited                      FYE within 120 days           Yes  No
     10Q and 10K                             Within 5 days of filing       Yes  No
     Borrowing Base, A/R & A/P Agings        Monthly within 30 days        Yes  No
     A/R Audit                               Initial and Semi-Annual       Yes  No

     Financial Covenant                      Required       Actual         Complies
     ------------------                      --------       ------         --------
     Maintain on a Quarterly Basis:
      Minimum Quick Ratio                    1.0:1.0        ___:1.0        Yes  No
      Minimum Tangible Net Worth             $______1       $______        Yes  No
      Maximum Debt/Tangible Net Worth        1.5:1.0        ___:1.0        Yes  No
      Profitability                          $______2       $______        Yes  No


     2 Permitted Tangible Net Worth not less than $7,500,000 for quarter ending 3/31/98; $7,500,000 for quarter ending 6/30/98; $7,000,000 for quarter ending
9/30/98; and $5,800,000 for quarter ending 12/31/98.

     1 Permitted losses not to exceed: $1,550,000 for quarter ending 3/31/98; $1,500,000 for quarter ending 6/30/98, $1,500,000 for quarter ending 9/30/98;
and $1,750,000 for quarter ending 12/31/98. Preliability required for each fiscal quarter thereafter.


Comments Regarding Exceptions: See Attached.

Sincerely,

______________________________________
SIGNATURE

______________________________________
TITLE

______________________________________
DATE


--------------------------------------------------

                   BANK USE ONLY

  Received by:______________________________
                 AUTHORIZED SIGNER

  Date:_____________________________________

  Verified:_________________________________
                 AUTHORIZED SIGNER

  Date:_____________________________________


  Compliance Status:            Yes   No

--------------------------------------------------

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